UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 30, 2006

                              --------------------

                                 iPAYMENT, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

                                    000-50280
                                    ---------
                            (Commission File Number)

                                   62-1847043
                                   ----------
                     (I.R.S. Employer Identification Number)

                      40 Burton Hills Boulevard, Suite 415
                               Nashville, TN 37215
                               -------------------
              (Address and zip code of principal executive offices)

                                 (615) 665-1858
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
              (Name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.      Regulation FD Disclosure

On November 30, 2006, iPayment, Inc. issued a press release announcing the company will present at the Bank of America 2006 Credit Conference to be held December 4-5, 2006 in Orlando, Florida. In connection with the conference, there will be an on-line simulcast and replay of the Company's presentation available at the Company's web site starting at 4:00 p.m. Eastern Time/3:00 p.m. Central Time on Monday, December 4, 2006. Gregory S. Daily, Chairman and Chief Executive Officer, Carl A. Grimstad, President, and Clay M. Whitson, Chief Financial Officer and Treasurer of iPayment will be presenting at the conference. The live audio webcast and replay of the presentation will be available on the Company's website by going to www.ipaymentinc.com and clicking on Investors Relations. For the live audio, please go to the site at least 15 minutes prior to the presentation to download and install any necessary audio software. The webcast replay will be available through December 22, 2006. The full text of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number    Description of Exhibit
--------------    ----------------------

99.1 Press release of iPayment, Inc. issued November 30, 2006, entitled "iPayment to Present at the Bank of America 2006 Credit Conference."


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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        iPAYMENT, INC.

Date:  November 30, 2006                      By:    /s/ Clay M. Whitson
                                                  ------------------------------
                                                  Name:  Clay M. Whitson
                                                  Title: Chief Financial Officer


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

                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit
--------------    ----------------------

99.1 Press release of iPayment, Inc. issued November 30, 2006, entitled "iPayment to Present at the Bank of America 2006 Credit Conference."


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